Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE SECOND QUARTER OF 2010
AND SIX MONTHS ENDED JUNE 30, 2010

Company Updates 2010 Guidance

LOUISVILLE, Kentucky (August 5, 2010) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported the results of its second quarter of 2010 and six months ended June 30, 2010.

Commenting on the Company’s results for the quarter, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “The second quarter proved unexpectedly challenging.  Generic reimbursement pressures accelerated, leading to margin erosion, which significantly impacted earnings.  Over the past several quarters, payor reimbursement policy for generics has become more aggressive, both in terms of the frequency of price changes and price levels.  PharMerica’s exposure has increased due to its success in driving client cost-savings through increased generic drug usage, currently at about 75% of total prescriptions dispensed.  In addition, we recorded a $5 million pre-tax charge in the second quarter to reserve for certain claims arising prior to the 2007 formation of PharMerica.

“We are seeing a change in the market relating to generic usage.  Historically, payors have rewarded generic dispensing because of the cost savings.  We are now seeing an erosion of that relationship.  This is especially concerning given the volume of generics dispensed by PharMerica.  Going forward, we will focus on improving generic profitability in our payor and supplier contracts.  Recently, we have had successes with several large clients in negotiating reimbursement floors to improve generic profitability.

“Looking at the remainder of the year, these ongoing margin pressures, coupled with increased competitive pressures from independent community pharmacies, led us to revise yearly guidance.  We are working hard to improve the client value proposition to combat share losses to community pharmacies who serve the independent nursing home market segment.  Over time, we are confident PharMerica’s scale advantages, coupled with improved service offerings, will mitigate bed loss and margin compression.”

➢	Key Comparisons of Second Quarters Ended June 30, 2010 and 2009:

•
Net income decreased to $1.3 million, or $0.04 earnings per diluted share, compared with net income of $9.2 million, or $0.30 earnings per diluted share.  Included in net income is an after-tax charge of $3.0 million, or the negative effect of $0.10 on earnings per diluted share related to certain claims arising from time periods prior to the 2007 formation of the Company.  Adjusted earnings per diluted share were $0.22 compared with $0.31 in the prior year.

•	Cash Flow Provided by Operating Activities decreased 28.5% to $20.6 million from $28.8 million.

•	Adjusted EBITDA decreased 25.2% to $19.3 million from $25.8 million.

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

➢	Key Comparisons of Six Months Ended June 30, 2010 and 2009:

•
Net income decreased to $9.7 million, or $0.32 earnings per diluted share, compared with net income of $17.4 million, or $0.57 earnings per diluted share.  Included in net income is an after-tax charge of $3.0 million, or the negative effect of $0.10 on earnings per diluted share related to certain claims arising from time periods prior to the 2007 formation of the Company.  Adjusted earnings per diluted share were $0.52 compared with $0.62 in the prior year.

•	Cash Flow Provided by Operating Activities increased 6.1% to $45.3 million from $42.7 million.

•	Adjusted EBITDA decreased 16.9% to $42.4 million from $51.0 million.

Fiscal 2010 Earnings Guidance

The Company updates its fiscal 2010 earnings guidance range as follows:

(in millions, except per share data)	Ranges
Revenues	$1,765.0 - $1,810.0
Adjusted earnings before interest, taxes, depreciation, amortization, integration, merger and acquisition related costs and expenses	$73.0 - $80.0
Depreciation and amortization expense	$29.0 - $28.0
Interest expense, net	$4.0 - $3.8
Tax rate	40.5% - 40.0%
Net income	$23.8 - $28.9
Diluted earnings per share	$0.78 - $0.95
Common and common equivalent shares outstanding	30.6

The fiscal 2010 earnings guidance does not consider any integration, merger and acquisition related costs or other charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges.  Also, the guidance does not consider any future acquisitions or the potential impact of the expected conversion to AMP.

Conference Call

Management will hold a conference call to review the financial results for the second quarter of 2010 and six months ended June 30, 2010, on August 6, 2010, at 10:00 a.m. ET.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through August 20, 2010, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 33028794.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of June 30, 2010, PharMerica operated 90 institutional pharmacies in 41 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the Company’s ability to purchase acquisition targets, the accretive affect of completed acquisitions on the Company’s operating results and financial position, the success of the Company’s initiatives to improve customer services and client relationship management, the continued strength of the Company’s cash flows from operations, the Company’s review of its cost structure, the Company's ability to improve generic profitability in its payor and supplier contracts, the Company's ability to mitigate bed loss and margin compression, and the strength of the Company’s financial performance during 2010.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including current reports on Form 10-Q, filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2009		2010		2009		2010
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Revenues	$460.6	100.0%	$450.5	100.0%	$928.8	100.0%	$912.7	100.0%

Cost of goods sold	391.0	84.9	392.9	87.2	787.0	84.8	791.8	86.8

Gross profit	69.6	15.1	57.6	12.8	141.8	15.2	120.9	13.2

Selling, general and administrative expenses	48.0	10.4	43.0	9.6	99.7	10.7	87.8	9.6

Amortization expense	1.9	0.4	2.4	0.5	3.7	0.4	4.7	0.5

Integration, merger and acquisition related costs and other charges	0.6	0.1	9.2	2.0	2.6	0.2	10.4	1.1

Operating income	19.1	4.2	3.0	0.7	35.8	3.9	18.0	2.0

Interest expense, net	3.3	0.8	0.8	0.2	6.5	0.7	1.7	0.2

Income before income taxes	15.8	3.4	2.2	0.5	29.3	3.2	16.3	1.8

Provision for income taxes	6.6	1.4	0.9	0.2	11.9	1.3	6.6	0.7

Net income	$9.2	2.0%	$1.3	0.3%	$17.4	1.9%	$9.7	1.1%

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Earnings per common share:
Basic	$0.30	$0.04	$0.58	$0.32
Diluted	$0.30	$0.04	$0.57	$0.32

Shares used in computing earnings per common share:
Basic	30,231,797	30,421,549	30,221,804	30,409,104
Diluted	30,366,640	30,605,727	30,330,992	30,576,479

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	December 31, 2009	June 30, 2010

ASSETS
Current assets:
Cash and cash equivalents	$51.2	$91.2
Accounts receivable, net	215.3	200.5
Inventory	79.8	78.3
Deferred tax assets	39.8	40.9
Prepaids and other assets	23.6	21.3
	409.7	432.2

Equipment and leasehold improvements	119.6	124.3
Accumulated depreciation	(59.0)	(68.0)
	60.6	56.3

Deferred tax assets, net	21.0	14.3
Goodwill	140.1	140.4
Intangible assets, net	90.8	86.6
Other	2.1	1.4
	$724.3	$731.2

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$59.6	$54.9
Salaries, wages and other compensation	30.9	26.6
Other accrued liabilities	6.4	6.1
	96.9	87.6

Long-term debt	240.0	240.0
Other long-term liabilities	16.5	20.2

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2009 and June 30, 2010	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,619,830 shares and 30,646,597 shares issued and outstanding as of December 31, 2009 and June 30, 2010, respectively	0.3	0.3
Capital in excess of par value	344.8	347.6
Retained earnings	25.8	35.5
	370.9	383.4
	$724.3	$731.2

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Cash flows provided by operating activities:
Net income	$9.2	$1.3	$17.4	$9.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	4.2	4.7	8.9	9.3
Amortization	1.9	2.4	3.7	4.7
Integration, merger and acquisition related costs and other charges	–	0.4	0.2	0.5
Stock-based compensation	1.3	1.7	1.9	2.5
Amortization of deferred financing fees	0.1	0.1	0.2	0.3
Deferred income taxes	6.8	0.9	11.6	5.7
Loss on disposition of equipment	–	0.1	0.1	0.1
Other	–	(0.1)	(0.1)	–
Change in operating assets and liabilities:
Accounts receivable, net	8.1	3.5	8.7	14.6
Inventory and other assets	1.1	(1.2)	2.5	1.4
Prepaids and other assets	0.2	(1.2)	3.3	2.6
Accounts payable	0.2	6.8	(7.8)	(4.7)
Salaries, wages and other compensation	(1.0)	(1.9)	(6.0)	(4.7)
Other accrued and long-term liabilities	(3.3)	3.1	(1.9)	3.3
Net cash provided by operating activities	28.8	20.6	42.7	45.3

Cash flows used in investing activities:
Purchases of equipment and leasehold improvements	(3.3)	(2.9)	(6.5)	(5.1)
Other	0.1	–	0.1	(0.1)
Net cash used in investing activities	(3.2)	(2.9)	(6.4)	(5.2)

Cash flows provided by (used in) financing activities:
Repayments of capital lease obligations	(0.2)	(0.2)	(0.3)	(0.4)
Issuance of common stock	0.2	0.2	0.3	0.3
Tax benefit from stock-based compensation	–	–	0.1	–
Net cash provided by (used in) financing activities	–	–	0.1	(0.1)

Change in cash and cash equivalents	25.6	17.7	36.4	40.0
Cash and cash equivalents at beginning of period	52.1	73.5	41.3	51.2
Cash and cash equivalents at end of period	$77.7	$91.2	$77.7	$91.2

Supplemental information:
Cash paid for interest	$3.2	$0.7	$6.5	$1.5
Cash paid for taxes	$1.1	$0.5	$1.4	$0.3

Supplemental schedule of non-cash activities:
Capital lease obligations	$–	$–	$1.8	$0.4
Integrity purchase accounting adjustments	$–	$(0.3)	$–	$0.2

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica for the three and six months ended June 30, 2009 and 2010 (unaudited).

(In millions, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Integration costs and other charges:
Pre-pharmacy transaction litigation matters	$–	$5.0	$–	$5.0
Professional and advisory fees	–	1.3	–	1.5
General and administrative	0.1	0.2	0.3	0.4
Employee costs	0.2	0.1	1.0	0.2
Severance costs	0.2	0.1	0.6	0.2
Facility costs	–	0.2	0.6	0.2
	0.5	6.9	2.5	7.5
Acquisition costs:
Professional and advisory fees	0.1	0.3	0.1	0.5
General and administrative	–	0.6	–	1.0
Employee costs	–	0.2	–	0.2
Facility costs	–	1.2	–	1.2
	0.1	2.3	0.1	2.9
Total integration, merger and acquisition related costs and other charges	$0.6	$9.2	$2.6	$10.4
Negative effect on earnings per diluted share	$(0.01)	$(0.18)	$(0.05)	$(0.20)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the three and six months ended June 30, 2009 and 2010 (unaudited).

(In whole numbers, except where indicated)	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Customer licensed beds:
Beginning of period	320,745	311,187	322,376	317,885
Additions	6,473	2,586	13,235	6,697
Losses	(9,860)	(12,079)	(18,253)	(22,888)
End of period	317,358	301,694	317,358	301,694

Prescription data:
Prescriptions dispensed (in thousands)	9,815	9,316	19,734	18,980
Revenue per prescription dispensed	$45.49	$46.79	$45.60	$46.59
Gross profit per prescription dispensed	$6.87	$5.99	$6.93	$6.18

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Net income	$9.2	$1.3	$17.4	$9.7
Add:
Interest expense, net	3.3	0.8	6.5	1.7
Integration, merger and acquisition related costs and other charges	0.6	9.2	2.6	10.4
Provision for income taxes	6.6	0.9	11.9	6.6
Depreciation and amortization expense	6.1	7.1	12.6	14.0
Adjusted EBITDA	$25.8	$19.3	$51.0	$42.4
Adjusted EBITDA margin	5.6%	4.3%	5.5%	4.6%

UNAUDITED RECONCILIATION OF EARNINGS PER DILUTED SHARE
TO ADJUSTED EARNINGS PER DILUTED SHARE

(In whole numbers)	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Earnings per diluted common share	$0.30	$0.04	$0.57	$0.32
Add: Integration, merger and acquisition related costs and other charges	0.01	0.18	0.05	0.20
Adjusted earnings per diluted common share after impact of above item	$0.31	$0.22	$0.62	$0.52

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET OPERATING CASH FLOWS

(In millions)	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2010	2009	2010
Adjusted EBITDA	$25.8	$19.3	$51.0	$42.4
Interest expense, net	(3.3)	(0.8)	(6.5)	(1.7)
Provision for income taxes	(6.6)	(0.9)	(11.9)	(6.6)
Integration, merger and acquisition related costs and other charges	(0.6)	(8.8)	(2.4)	(9.9)
Provision for bad debt	3.6	4.6	10.7	8.4
Stock-based compensation	1.3	1.7	1.9	2.5
Amortization of deferred financing fees	0.1	0.1	0.2	0.3
Deferred income taxes	6.8	0.9	11.6	5.7
Loss on disposition of equipment	–	0.1	0.1	0.1
Other	–	(0.1)	(0.1)	–
Changes in assets and liabilities	1.7	4.5	(11.9)	4.1
Net Cash Flows from Operating Activities	$28.8	$20.6	$42.7	$45.3

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PMC Reports Results for the Second Quarter of 2010
and Six Months Ended June 30, 2010

August 5, 2010

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income are significant components of the accompanying unaudited condensed consolidated income statements and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges, as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted earnings per diluted share, exclusive of integration, merger and acquisition related costs and other charges, does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of integration, merger and acquisition related costs and other charges excluded from the earnings per diluted share is a significant component of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

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